UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2025

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATION NOTE

PEDEVCO Corp. (the “Company”, “we” and “us”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on November 3, 2025 (the “Initial Form 8-K”), disclosing that on October 31, 2025 (the “Closing Date”), the Company entered into, and closed the transactions contemplated by, an Agreement and Plan of Merger (the “Merger Agreement”), with NP Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“First Merger Sub”), COG Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Second Merger Sub,” and together with First Merger Sub, the “Merger Subs”), North Peak Oil & Gas, LLC, a Delaware limited liability company (“NPOG”), Century Oil and Gas Sub-Holdings, LLC, a Delaware limited liability company (“COG,” and together with NPOG, “North Peak”), and, solely for purposes of the specified provisions therein, North Peak Oil & Gas Holdings, LLC, a Delaware limited partnership (“North Peak Holdings”), pursuant to which (a) First Merger Sub merged with and into NPOG, with NPOG being the surviving entity and a wholly-owned subsidiary of PEDEVCO, and (b) Second Merger Sub merged with and into COG, with COG being the surviving entity and a wholly owned subsidiary of PEDEVCO (clauses (a) and (b), together, the “Mergers” or the “North Peak Merger”).  Concurrently with the closing of the Mergers, certain investors subscribed for and purchased an aggregate of 6,363,637 shares of PEDEVCO Series A Preferred Stock at a price per share equal to $5.50 per share or an aggregate of $35,000,004, from the Company. North Peak owns substantial oil-weighted producing assets and leasehold interests with future drilling inventory located in the Northern DJ and Powder River Basins including approximately 281,000 net acres.

At the time of the filing of the Initial Form 8-K, the Company stated that it intended to file the required financial statements and pro forma financial information associated with the Mergers within 71 days from the date that such Initial Form 8-K was required to be filed. By this Amendment No. 1 to the Initial Form 8-K, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference.

Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of Whitley Penn LLP, filed herewith as Exhibit 23.1, there are no changes to the Closing Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(i) North Peak’s audited financial statements, comprising the combined balance sheets as of December 31, 2024 and 2023, and the related combined statements of operations, combined statements of changes in members’ equity, and combined statements of cash flows for each of the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(ii) North Peak’s unaudited financial statements, comprising the condensed combined consolidated balance sheets as of September 30, 2025 and December 31, 2024, and the related condensed combined consolidated statements of operations, condensed combined statements of changes in members’ equity, and condensed combined statements of cash flows for each of the nine months ended September 30, 2025 and 2024, and the related notes to the financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

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(b)	Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01, as well as the accompanying notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma combined financial statements are based on the historical consolidated financial statements of the Company and adjusts such information to give effect of the Mergers.

The unaudited pro forma condensed combined balance sheet data as of September 30, 2025, gives effect to the North Peak Merger as if it had occurred on September 30, 2025. The unaudited pro forma condensed combined statement of operations for the nine-month period ended September 30, 2025, gives pro forma effect to the North Peak Merger as if it had occurred on January 1, 2024. The unaudited pro forma condensed combined statement of operations for the twelve-month period ended December 31, 2024, gives pro forma effect to the North Peak Merger as if it had occurred on January 1, 2024.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations of PEDEVCO would have been had the North Peak Merger occurred on the date noted above, nor are they necessarily indicative of future consolidated results of operations.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1*	Consent of Whitley Penn LLP
99.1*

Audited financial statements, comprising the combined balance sheets as of December 31, 2024 and 2023, and the related combined statements of operations, combined statements of changes in members’ equity, and combined statements of cash flows for each of the years then ended, and the related notes to the financial statements, for North Peak

99.2*

Unaudited financial statements, comprising the condensed combined balance sheets as of September 30, 2025 and December 31, 2024, and the related condensed combined statements of operations, condensed combined statements of changes in members’ equity, and condensed combined statements of cash flows for each of the nine months ended September 30, 2025 and 2024, and the related notes to the financial statements for North Peak

99.3*	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A and Exhibits 99.1, 99.2, and 99.3 hereto contain forward-looking statements within the safe harbor provisions under the federal securities laws, including The Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company and its subsidiaries to be materially different than those expressed or implied in such statements. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and the Company’s website at https://www.PEDEVCO.com/ped/sec_filings, and specifically including the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: December 23, 2025	By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

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